UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2008

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in its Charter)
____________________________

Michigan (State or other jurisdiction of incorporation)	001-31708 (Commission File No.)	38-2761672 (IRS Employer Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of Principal Executive Offices)  (Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

Capitol Bancorp Ltd. (NYSE:  CBC) (the “Company”) and Capitol Trust XII, a statutory trust formed under the laws of the State of Delaware (the “Trust”), commenced an offering of $30 million aggregate liquidation amount of the Trust’s preferred securities, representing preferred beneficial interests in the Trust (the “Trust Preferred Securities”) for sale in an underwritten public offering.  This offering supersedes the offering announced on June 10, 2008.  The Trust intends to grant the underwriters a 30-day option to purchase up to an additional $4.5 million aggregate liquidation amount of the Trust Preferred Securities to cover over-allotments, if any.  The offering is expected to be priced next week.  The managing underwriters (the “Underwriters”) of the offering are Howe Barnes Hoefer & Arnett, Inc., Keefe, Bruyette & Woods, and Sandler O’Neill & Partners, L.P.  A copy of the preliminary prospectus supplement relating to the offering may be obtained from Howe Barnes Hoefer & Arnett, Inc., 222 S. Riverside Plaza, 7th Floor, Chicago, Illinois, 60606, or toll free at 800-800-4693.

           The Company expects to use the net proceeds from the offering to support its continued growth and for general corporate purposes.  A registration statement relating to the Trust Preferred Securities has been filed with the Securities and Exchange Commission. The Company has applied to list the Trust Preferred Securities on the New York Stock Exchange.  The offering is expected to be completed during June 2008.

The information set forth in this Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains comments and information that constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Current Report on Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: a material adverse change in the financial condition and results of operations; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Capitol with the Securities and Exchange Commission. Forward-looking statements speak only as to the date they are made. Capitol does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Capitol disclaims any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2008	CAPITOL BANCORP LTD. (Registrant) /s/ Cristin K. Reid Cristin K. Reid Corporate President